Exhibit 99.2

Higher education that makes a difference THIRD QUARTER 2017 RESULTS | NOVEMBER 7, 2017 PRESENTED BY DR. WALLACE BOSTON - PRESIDENT AND CEO MR. RICHARD SUNDERLAND, CPA – EXECUTIVE VP AND CFO MR. CHRISTOPHER SYMANOSKIE, IRC – VICE PRESIDENT OF INVESTOR REL ATIONS

PAGE SAFE HARBOR STATEMENT 1 Statements made in this presentation regarding American Public Education, Inc . , or its subsidiaries, that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about American Public Education, Inc . and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would . ” These forward - looking statements include, without limitation, statements regarding expected growth, expected registration and enrollments, expected revenues, and expected earnings . Actual results could differ materially from those expressed or implied by these forward - looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2016 , Quarterly Report on Form 10 - Q for the period ended September 30 , 2017 and other filings with the SEC . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

PAGE RECENT RESULTS & HIGHLIGHTS 2 • APUS continued to focus on improving student persistence and stabilizing enrollment. • The first course pass and completion rate, a measure of student persistence, for APUS undergraduate students using Federal Student Aid increased by 7% for the three months ended July 31, 2017, compared to the same period last year. • Although net course registrations by new students at APUS decreased 5% y/y, net course registrations by returning students declined 4% y/y for the three months ended September 30, 2017. • HCN new student enrollment increased 58% y/y and total student enrollment increased 11% y/y for the three months ending September 30, 2017 (Summer 2017). % Change (Y/Y) FSA - 11.0% TA - 1.6% VA - 2.2% Cash/Other +0.4% Total - 4.2% APUS NET COURSE REGISTRATIONS BY PRIMARY FUNDING SOURCE For nine months ending September 30, 2017 ███ 26.9% FSA ███ 36.4% TA ███ 22.7% VA ███ 13.9% Other 7% 1 Y/Y INCREASE IN FIRST COURSE PASS/ COMPLETION RATE OF UNDERGRADUATE STUDENTS UTILIZING FSA AT APUS 1. For three months ending July 31, 2017 APUS NET COURSE REGISTRATIONS BY PRIMARY FUNDING SOURCE For three months ending September 30, 2017

PAGE 3 ENROLLMENT STABILIZATION; A TOP PRIORITY THROUGHOUT OUR ENTERPRISE Key Near - Term Priorities: • Reengineering enrollment management processes • B rand building & increasing investment in target marketing • Attractive new workforce focused programs & initiatives • Expanding strategic relationships STRENGTHEN ENROLLMENT MANAGEMENT EXPAND PROGRAMS ALIGNED WITH WORKFORCE DEMAND INCREASED FOCUS ON WORKFORCE SKILLS GAP APUS ENROLLMENT STABILIZATION: LONG - TERM PLAN - 8.4% - 5.8% - 4.0% -10.0% -5.0% 0.0% 1Q17 2Q17 3Q17 APUS Returning Students Y/Y Change in Net Course Registrations by Returning Students - 28.5% - 16.3% - 8.9% - 5.5% -30% -20% -10% 0% 4Q16 1Q17 2Q17 3Q17 APUS New Students Y/Y Change in Net Course Registrations by New Students

PAGE FINANCIAL RESULTS SUMMARY THIRD QUARTER 2017 4 • Consolidated revenues decreased 0.7% to $ 73.3 million, compared to $73.8 million in the same period of 2016. • Costs and Expenses: • Instructional costs and services expenses increased as a percentage of revenues to 39.2%, compared to 38.4% in the prior year period. • Selling and promotional expenses increased as a percentage of revenues to 20.0%, compared to 17.8% in the prior year period. • General and administrative expenses increased as a percentage of revenues to 23.5%, compared to 23.2% in the prior year period. • Bad debt expense decreased to $1.2 million, or 1.6% of revenue, compared to $1.6 million, or 2.2% of revenue in the prior year period. • Net income increased to $4.4 million, or $ 0.27 per diluted share, compared to $0.3 million , or $ 0.02 per diluted share, in the prior year period. • Cash and cash equivalents increased to $166.3 million , compared to $146.4 million as of December 31, 2016. BETTER THAN ANTICIPATED: x NET COURSE REGISTRATIONS x CONSOLIDATED REVENUES x NET INCOME

PAGE APEI OUTLOOK FOURTH QUARTER 2017 5 The following statements are based on current expectations. These statements are forward - looking and actual results may differ materially. Second Quarter 2017 1 APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty . 2 HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty . Fourth Quarter 2017 Approx. Y/Y Change APUS Net course registrations 1 by new students - 12% to - 8% APUS Net course registrations 1 - 8% to - 4% HCN New student enrollment 2 Approx. +29% HCN Student enrollment 2 Approx. +23% Consolidated revenue - 5% to - 1 % Consolidated net income per share $0.29 to $0.34

PAGE We prepare working adults for leadership and service through higher education. 6 We prepare working adults for leadership and service through higher education. Q&A AMERICAN PUBLIC EDUCATION, INC. 6